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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934



                                   October 1, 1997
                   Date of Report (Date of earliest event reported)



                                  SAFECO CORPORATION
                  (Exact name of registrant as specified in Charter)



WASHINGTON                        1-6563                   91-0742146
(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)            Identification No.)
incorporation)



    SAFECO Plaza, Seattle, Washington                         98185
   (Address of principal executive offices)                 (Zip Code)


                                    (206) 545-5000
                 (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets

    On October 1, 1997, SAFECO Corporation, a Washington corporation ("SAFECO"), announced that it had completed its acquisition of American States Financial Corporation, an Indiana corporation ("ASFC").

    On October 1, 1997, ASFC Acquisition Co., an Indiana corporation and a wholly owned subsidiary of SAFECO ("Merger Sub"), merged with and into ASFC (the "Merger"), pursuant to the terms of the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 6, 1997 by and among SAFECO, Merger Sub, and ASFC. As a result of the Merger, ASFC is now a wholly owned subsidiary of SAFECO.

    ASFC is an insurance holding company whose insurance subsidiaries are primarily involved in property and casualty insurance. Prior to its acquisition by SAFECO it was a public company traded on the New York Stock Exchange.

    SAFECO paid $47 in cash for each outstanding share of ASFC common stock, for a total cash purchase price of approximately $2.8 billion. In connection with the Merger Agreement, SAFECO also agreed to pay approximately $100 million to Lincoln National Corporation ("LNC"), an Indiana corporation and former holder of approximately 83% of the outstanding shares of ASFC common stock, in consideration for LNC's agreement to release ASFC from certain debt obligations and agreed to repay a $200 million term loan from LNC.

    SAFECO financed the acquisition of ASFC's common stock and the repayment of obligations to LNC from various sources, including the proceeds from (i) the issuance of $200 million aggregate principal amount of 10-year senior notes, (ii) the issuance of $850 million aggregate liquidation amount ($841.5 million net of underwriting compensation) of 40-year, SAFECO-obligated, mandatorily redeemable preferred securities that are callable after 10-years ("capital securities") by a subsidiary trust, (iii) the issuance of $1.5 billion of commercial paper, and (iv) a $600 million special dividend from its property and casualty subsidiaries. SAFECO expects to close the sale of 13,000,000 shares of its Common Stock on October 20, 1997 and intends to apply the proceeds of $595.5 million (net of underwriting commissions) to retire a like amount of commercial paper in late October 1997. Pending such uses, the net proceeds will be invested in short-term, investment-grade, interest-bearing securities. SAFECO, through a subsidiary trust, may issue an additional $150 million aggregate liquidation amount of capital securities in the fourth quarter of 1997 to retire an additional amount of commercial paper.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial Statements of Business Acquired

              The financial statements of ASFC required to be filed are
              incorporated by reference.   See exhibits 99.2 and 99.3 below.

         (b)  Pro Forma Financial Information

              The required pro forma financial information is incorporated by reference. See exhibit 99.4 below.

         (c)  Exhibits


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         2.1  Agreement and Plan of Merger dated as of June 6, 1997 by and among ASFC, SAFECO and ASFC Acquisition Co. (filed as Exhibit 2.1 to SAFECO's report on Form 8-K dated June 6, 1997 and incorporated by reference).
        99.1  Press Release issued by SAFECO on October 1, 1997.
        99.2 Consolidated Balance Sheets of ASFC and Subsidiaries as of December 31, 1996 and 1995, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1996, together with the notes thereto and the related report of Independent Accountants (incorporated by reference to pages 34 to 57 of the ASFC Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File Number 001-11733)).
              The Consolidated Balance Sheets and Consolidated Statements of Income, Shareholders' Equity and Cash Flows on pages 34 to 57 of the ASFC Annual Report on Form 10-K are included in this Form 8-K as Exhibit 99.2.
        99.3  Consolidated Balance Sheets of ASFC and Subsidiaries as of
              June 30, 1997 and December 31, 1996, and the related
              Consolidated Statements of Income, Shareholders' Equity and
              Cash Flows for the Six Months Ended June 30, 1997 and 1996 (unaudited), together with the notes thereto (incorporated by reference to pages 1 to 10 of the ASFC Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (Commission File Number 001-11733)). The Consolidated Balance Sheets and Consolidated Statements of Income, Shareholders' Equity and
              Cash Flows on pages 1 to 10 of the ASFC Quarterly Report on
              Form 10-Q are included in this Form 8-K as Exhibit 99.3.
        99.4 Unaudited Pro Forma Combined Condensed Financial Statements of SAFECO reflecting the acquisition of ASFC and certain related financings, as of June 30, 1997. Includes Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30,1997 and Unaudited Pro Forma Combined Condensed Statements of Income for the Six Months Ended June 30, 1997 and Year Ended December 31, 1996, and related notes, incorporated by reference to pages 12 to 17 of SAFECO's prospectus dated September 15, 1997 contained in the Registration Statement on Form S-3 dated August 19, 1997 (Registration No. 333-33927). The pro forma financial information on pages 12 to 17 of the prospectus contained in the Registration Statement are included in this Form 8-K as Exhibit 99.4.


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                                      SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SAFECO CORPORATION


Dated: October 15, 1997                 By: /s/ H. Paul Lowber
                                           ---------------------------
                                           H. Paul Lowber
                                           Vice President, Controller and
                                           Chief Accounting Officer


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       EXHIBIT INDEX

         2.1 Agreement and Plan of Merger dated as of June 6, 1997 by and among ASFC, SAFECO and ASFC Acquisition Co. (filed as Exhibit 2.1 to SAFECO's report on Form 8-K dated June 6, 1997 and incorporated by reference).
        99.1  Press Release issued by SAFECO on October 1, 1997.
        99.2 Consolidated Balance Sheets of ASFC and Subsidiaries as of December 31, 1996 and 1995, and the related Consolidated Statements of Income, Shareholders' Equity and Cash Flows for each of the three years in the period ended December 31, 1996, together with the notes thereto and the related report of Independent Accountants (incorporated by reference to pages 34 to 57 of the ASFC Annual Report on Form 10-K for the year ended December 31, 1996 (Commission File Number 001-11733)).
              The Consolidated Balance Sheets and Consolidated Statements of Income, Shareholders' Equity and Cash Flows on pages 34 to 57 of the ASFC Annual Report on Form 10-K are included in this Form 8-K as Exhibit 99.2.
        99.3  Consolidated Balance Sheets of ASFC and Subsidiaries as of
              June 30, 1997 and December 31, 1996, and the related
              Consolidated Statements of Income, Shareholders' Equity and
              Cash Flows for the Six Months Ended June 30, 1997 and 1996 (unaudited), together with the notes thereto (incorporated by reference to pages 1 to 10 of the ASFC Quarterly Report on Form 10-Q for the quarter ended June 30, 1997 (Commission File Number 001-11733)). The Consolidated Balance Sheets and Consolidated Statements of Income, Shareholders' Equity and
              Cash Flows on pages 1 to 10 of the ASFC Quarterly Report on
              Form 10-Q are included in this Form 8-K as Exhibit 99.3.
        99.4 Unaudited Pro Forma Combined Condensed Financial Statements of SAFECO reflecting the acquisition of ASFC and certain related financings, as of June 30, 1997. Includes Unaudited Pro Forma Combined Condensed Balance Sheet as of June 30,1997 and Unaudited Pro Forma Combined Condensed Statements of Income for the Six Months Ended June 30, 1997 and Year Ended December 31, 1996, and related notes, incorporated by reference to pages 12 to 17 of SAFECO's prospectus dated September 15, 1997 contained in the Registration Statement on Form S-3 dated August 19, 1997 (Registration No. 333-33927). The pro forma financial information on pages 12 to 17 of the prospectus contained in the Registration Statement are included in this Form 8-K as Exhibit 99.4.


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